UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

MERSANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38129	04-3562403

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, MA 02139
Cambridge, MA	02139

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 498-0020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MRSN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2021, the Board of Directors (the “Board”) of Mersana Therapeutics, Inc. (the “Company”) increased the size of the Board from seven to eight directors and appointed Allene Diaz to serve as a Class II director for a term expiring at the Company’s 2022 annual meeting of stockholders or upon her earlier death, resignation or removal. The Board also appointed Ms. Diaz to serve as a member of the Board’s Compensation Committee.

Ms. Diaz will be compensated for her service as a director in accordance with the Company’s current non-employee director compensation policy. The Board has affirmatively determined that Ms. Diaz is independent in accordance with applicable NASDAQ listing rules and has no material direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Diaz and the Company will enter into an indemnification agreement (the “Indemnification Agreement”), which will provide indemnification protection for Ms. Diaz in connection with her service as a member of the Board. The Indemnification Agreement is substantially similar to the form filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on June 16, 2017, and is incorporated herein by reference.

On March 11, 2021, the Company issued a press release announcing Ms. Diaz’s appointment to the Board. The Company’s press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release by Mersana Therapeutics, Inc., on March 11, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERSANA THERAPEUTICS, INC.

By:	/s/ Brian DeSchuytner
Brian DeSchuytner Senior Vice President, Finance & Product Strategy

Date: March 11, 2021